UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2008

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant's Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 19, 2008, Continental Airlines, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with UBS Securities LLC (the "Underwriter") relating to the issuance and sale of 11,000,000 shares of the Company's Class B common stock, par value $0.01 per share (the "Common Stock"), at an offering price to the public of $14.80 per share. The Company has granted the Underwriter a 30-day option to purchase an additional 1,650,000 shares of Common Stock at the same price to cover over-allotments, if any. The closing of the offering, which is subject to customary closing conditions, is expected to occur on June 25, 2008.

These shares of Common Stock will be issued pursuant to the Company's shelf registration statement (the "Registration Statement") on Form S-3 (No. 333-133187), which was automatically effective upon filing with the Securities and Exchange Commission on April 10, 2006.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this "Report"), and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement. A copy of the opinion of Vinson & Elkins L.L.P. relating to the legality of the issuance and sale of the shares in the offering is filed as Exhibit 5.1 to this Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01. Other Events.

On June 19, 2008, the Company issued a press release announcing that it had priced the public offering of its Common Stock described above in Item 1.01 of this Report. The press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
1.1	Underwriting Agreement dated June 19, 2008 between Continental Airlines, Inc. and UBS Securities LLC

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

June 23, 2008	By /s/ Lori A. Gobillot Lori A. Gobillot Staff Vice President and Assistant General Counsel

EXHIBIT INDEX

1.1	Underwriting Agreement dated June 19, 2008 between Continental Airlines, Inc. and UBS Securities LLC

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)

99.1	Press Release